UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 21, 2026
Oscar Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40154	46-1315570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Varick Street, 5th Floor
New York, New York 10013
(Address of Principal Executive Offices) (Zip Code)
(646) 403-3677
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	OSCR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Guidance Reaffirmation

Oscar Health, Inc. (the “Company”), in advance of its upcoming participation in the Medicarians 2026 conference on April 21, 2026, is reaffirming the full year 2026 guidance that it provided in its financial results press release for the fourth quarter and full year 2025 dated February 10, 2026.

As previously announced, the Company expects to release first quarter 2026 financial results before the market opens on Wednesday, May 6, 2026, and host a conference call to review results beginning at 8:00 AM (ET).

Board Leadership Updates

On April 21, 2026, the Company issued a press release announcing upcoming changes to its Board leadership. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about our expected financial performance, upcoming events and presentations, and Board leadership structure. Accordingly, we caution you that any such forward-looking statements are not guarantees and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: our ability to execute our strategy and manage our growth effectively (including our ability to successfully integrate strategic acquisitions); our ability to retain and expand our member base; our ability to accurately estimate our incurred medical expenses or overall market morbidity, or effectively manage our medical costs or related administrative costs; unanticipated results of, or changes to, risk adjustment programs or our estimates thereof; evolving federal or state laws or regulations (including any changes in the interpretation or enforcement of existing laws and regulations), including changes with respect to the Patient Protection and Affordable Care Act and any regulations enacted thereunder, the expiration of the enhanced Advanced Premium Tax Credits , the implementation of new program integrity rules, the potential funding of a cost-sharing reduction program, or other government actions, such as the imposition of tariffs; our ability to achieve or maintain profitability in the future; our ability to arrange for the delivery of quality care and maintain good relations with brokers and the physicians, hospitals, and other providers within and outside our provider networks; our ability to comply with ongoing, complex and evolving regulatory requirements, including capital reserve and surplus requirements and applicable performance standards; changes or developments in the regulation of health insurance markets in the United States; our, or any of our vendors’, ability to comply with laws, regulations, and standards related to the handling of information about individuals or applicable consumer protection laws, including as a result of our participation in government-sponsored programs; the ability of our health insurance and Health Maintenance Organization subsidiaries to make payments of dividends or distributions to us, including to fund our business strategy; our ability to utilize quota share reinsurance to meet our capital and surplus requirements and protect against downside risk on medical claims; adverse market conditions resulting in our investment portfolio suffering losses or reducing our ability to meet our financing needs; unfavorable or otherwise costly outcomes of lawsuits, audits, investigations, and other third party claims that may arise from the extensive laws and regulations to which we are subject; incurrence of data security breaches of our or our partners’ information and technology systems;

heightened competition in the markets in which we participate; our ability to attract and retain qualified personnel; uncertainties associated with our utilization of certain artificial intelligence and machine learning models; our ability to detect and prevent material weaknesses or significant control deficiencies in our internal controls over financial reporting or other failure to maintain an effective system of internal controls; adverse publicity or other adverse consequences related to our dual class structure or “controlled company” status; and the other factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”), and our other filings with the SEC.

You are cautioned not to place undue reliance on any forward-looking statements made in this Form 8-K. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oscar Health, Inc.

By:	/s/ R. Scott Blackley
Name:	R. Scott Blackley
Title:	Chief Financial Officer
Date: April 21, 2026